EATON VANCE GLOBAL DIVIDEND INCOME FUND
Supplement to Prospectus dated March 1, 2012

1.  Any references to Global Dividend Income Portfolio should be changed to Eaton Vance Global Dividend Income Fund, except in the tables under “Financial Highlights” and as otherwise noted below.

2.  The following replaces “Annual Fund Operating Expenses” under “Fees and Expenses of the Fund” under “Fund Summaries – Global Dividend Income Fund”:

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I	Class R
Management Fees	0.80%	0.80%	0.80%	0.80%
Distribution and Service (12b-1) Fees	0.25%	1.00%	n/a	0.50%
Other Expenses	0.22%	0.22%	0.22%	0.22%
Total Annual Fund Operating Expenses	1.27%	2.02%	1.02%	1.52%

3.  The following replaces “Principal Investment Strategies” under “Fund Summaries – Global Dividend Income Fund”:

The Fund seeks to invest primarily in common and preferred stocks of U.S. and non-U.S. companies that pay dividends.  Under normal circumstances, the Fund invests at least 80% of its net assets in dividend-paying common and preferred stocks (the “80% Policy”).  The Fund may invest 25% or more of its assets in each of the utilities and financial services sectors.  The Fund’s non-U.S. investments may include companies located in developed and/or emerging market countries.  The Fund may invest up to 20% of its net assets in fixed-income securities, including convertible stocks and convertible bonds and corporate debt securities (“fixed-income securities”).  The Fund will invest no more than 30% of its net assets in fixed-income securities and preferred stocks rated below investment grade (i.e., rated below BBB by Standard & Poor’s Ratings Group or Fitch Ratings or Baa by Moody’s Investors Service, Inc. or, if unrated, determined to be of comparable quality by the investment adviser) (“junk bonds”), and may invest in securities in any rating category, including those in default.  The Fund may invest in real estate investment trusts.  The Fund may also invest in other pooled investment vehicles and may lend its securities.

The Fund may engage in derivative transactions to seek return, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, or as a substitute for the purchase or sale of securities or currencies.  The Fund expects to use derivatives principally when seeking to hedge against fluctuations in currency exchange rates through the use of forward foreign currency exchange contracts.  Permitted derivatives include:  the purchase or sale of forward or futures contracts; options on futures contracts; exchange-traded and over-the-counter options; equity collars and equity swap agreements.  The Fund may also engage in covered short sales (on individual securities held or on an index or basket of securities whose constituents are held in whole or in part or for which liquid assets have been segregated).

In selecting securities, the Fund primarily seeks dividend-paying common and preferred stocks of U.S. and non-U.S. companies that the investment adviser believes may produce attractive levels of dividend income and which are, in the opinion of the investment adviser, undervalued or inexpensive relative to other similar investments.  For its investments in common stocks, the Fund also seeks to invest in securities that the investment adviser believes have the potential for growth of income and capital appreciation over time.  For its investments in preferred stocks, the Fund will also take into consideration the interest rate sensitivity of the investments and the investment adviser’s interest rate expectations.  Consistent with the Fund’s investment objective, the investment adviser has broad discretion to allocate the Fund’s investments between common and preferred stocks.  The Fund may seek to enhance the level of dividend income it receives by engaging in dividend capture trading.  In a dividend capture trade, the Fund would sell a stock that has gone ex-dividend to purchase another stock paying a dividend before the next dividend of the stock being sold.

Investment decisions are made primarily on the basis of fundamental research.  The portfolio managers utilize information provided by, and the expertise of, the investment adviser’s research staff in making investment decisions.  In selecting stocks, the portfolio managers may consider (among other factors) a company’s earnings or cash flow capabilities, dividend prospects, the strength of the company’s business franchises and estimates of the company’s net value.  The portfolio managers will normally consider selling or trimming securities when they become overvalued, represent too large a position in the portfolio, as a result of price declines that reach certain levels, when they identify other securities that may result in a better opportunity, or when fundamentals deteriorate and the original investment case is no longer valid.  The Fund’s investment objective may not be changed without shareholder approval.

4.  The following replaces “Fixed Income and Convertible Security Risk.” under Fund Summaries – Global Dividend Income Fund”:

Fixed Income and Preferred Stock Risk. If the Fund invests in debt obligations or preferred stock, the Fund’s shares may be sensitive to increases in prevailing interest rates and the creditworthiness of issuers. An imbalance in supply and demand in the income market may result in valuation uncertainties and greater volatility, less liquidity, widening credit spreads and a lack of price transparency in the market. Investments rated below investment grade and comparable unrated securities have speculative characteristics because of the credit risk associated with their issuers. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments generally are subject to greater price volatility and illiquidity than higher rated investments.

5.  The following replaces “Portfolio Managers” in “Management” under “Fund Summaries – Global Dividend Income Fund”:

Portfolio Managers

John H. Croft, Vice President of BMR, has co-managed the Fund and Global Dividend Income Portfolio (the Portfolio the Fund invested in prior to August 21, 2012) since 2012.

Aamer Khan, Vice President of BMR, has co-managed the Fund and Global Dividend Income Portfolio (the Portfolio the Fund invested in prior to August 21, 2012) since 2005.

Judith A. Saryan, Vice President of BMR, has co-managed the Fund and Global Dividend Income Portfolio (the Portfolio the Fund invested in prior to August 21, 2012) since 2005.

6.  The following replaces the first two paragraphs under “Investment Objectives & Principal Policies and Risks”:

The Fund is permitted to engage in the following investment practices to the extent set forth in “Fund Summaries” above.

A statement of the investment objective and principal investment policies and risks of the Fund is set forth above in “Fund Summaries.”  Set forth below is additional information about such policies and risks of the Fund described in “Fund Summaries” above. Information also is included about other types of investments and practices that the Fund may engage in from time to time.

7.  The following replaces the first four paragraphs under “Management and Organization”:

Management.  Global Dividend Income Fund’s investment adviser is Boston Management and Research (“BMR”), a subsidiary of Eaton Vance Management (“Eaton Vance”), with offices at Two International Place, Boston, MA 02110.  Eaton Vance has been managing assets since 1924 and managing mutual funds since 1931.  Eaton Vance and its affiliates currently manage over $190 billion on behalf of mutual funds, institutional clients and individuals.

Prior to August 21, 2012, Global Dividend Income Fund invested its assets in Global Dividend Income Portfolio, a separate registered investment company with the same objective and policies as the Fund.

Global Dividend Income Fund.  Under its investment advisory agreement with Global Dividend Income Fund, BMR receives a monthly advisory fee as follows:

Average Daily Net Assets for the Month	Annual Fee Rate
Up to $500 million	0.650%
$500 million but less than $1 billion	0.625%
$1 billion but less than $2.5 billion	0.600%
$2.5 billion and over	0.575%

For the fiscal year ended October 31, 2011, the effective annual rate of investment advisory fee paid to BMR, based on average daily net assets of the Portfolio, was 0.65%.

John H. Croft, Aamer Khan and Judith A. Saryan are the portfolio managers of Global Dividend Income Fund.  Mr. Khan and Ms. Saryan have served as portfolio manager of Global Dividend Income Portfolio (the portfolio the Fund previously invested in) since it commenced operations.  Mr. Croft has served as portfolio manager of Global Dividend Income Portfolio (the Portfolio the Fund previously invested in) since 2012.  Ms. Saryan manages other Eaton Vance portfolios, has managed Eaton Vance portfolios for more than five years, and is a Vice President of Eaton Vance and BMR. Mr. Khan and Mr. Croft manage other Eaton Vance portfolios, have been analysts at Eaton Vance for more than five years, and are Vice Presidents of Eaton Vance and BMR.

August 21, 2012	6107-8/12 DEISEPS2

Eaton Vance Global Dividend Income Fund
Supplement to Statement of Additional Information
dated March 1, 2012

1.  Any references to Global Dividend Income Portfolio should be changed to Eaton Vance Global Dividend Income Fund, except in the context of historical financial information.

2.  The notation of “Fund Investing in a Portfolio” in the “GDI” column in the table under “Strategies and Risks” should be deleted.

August 21, 2012